United States
                Securities and Exchange Commission
                     Washington, D.C. 20549

                            FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report - February 13, 1997

Commission file Number 0-14781



                            M.S. Carriers, Inc.
           (Exact name of Registrant as specified in its charter.)


      Tennessee                                    62-1014070
(State or other jurisdiction of                (I.R.S. Employer
  incorporation or organization)                Identification No.)

3171 Directors Row, Memphis, TN                    38131
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:    (901) 332-2500




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
                              M.S. Carriers, Inc.

                              Index to Form 8-K

                                 Contents

Item 1.  Changes in Control of Registrant ...............................*

Item 2.  Acquisition or Disposition of Assets............................*

Item 3.  Bankruptcy or Receivership......................................*

Item 4.  Changes in Registrant's Certifying Accountant...................*

Item 5.  Other Events....................................................2

Item 6.  Resignation of Registrant's Directors...........................*

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits........................................*

Signatures ..............................................................25

* No information submitted under this caption.



Item 5.  Other Events

     On February 13, 1997, M.S. Carriers, Inc.'s Chairman and Chief Executive Officer, Michael S. Starnes, made a presentation to the Seventh Annual Transportation Conference sponsored by Alex. Brown & Sons, Inc. The presentation included (i) an oral discussion of the financial performance of M.S. Carriers, Inc., and (ii) handout (described below) which included a compilation of information regarding the financial performance of M.S. Carriers, Inc., including some forward-looking statements. The following is a description of the handout materials used by Mr. Starnes during his presentation.

Description:  Cover Page of Handout with M.S. Carriers, Inc.'s name and registered service mark

Content:      M.S. Carriers, Inc.

              February 13, 1997

Description:  Introductory Letter from Michael S. Starnes on
              M.S. Carriers, Inc.'s Letterhead

Content:

                           M.S. Carriers

Mike Starnes
Chairman/CEO

February 13, 1997

Dear Ladies & Gentlemen:

Attached is a copy of the slides from my February 13, 1997 presentation to the Seventh Annual Transportation Conference sponsored by Alex. Brown & Sons, Inc. This presentation contains some forward-looking statements of the financial performance of M.S. Carriers, Inc.
These statements are made in accordance with our current expectations and depend on the assumptions that 1) M.S. Carriers will have reasonable access to recruiting and retaining experienced drivers, students for our driving academy, and owner operators at our current compensation level; 2) demand and pricing for the markets served by M.S. Carriers will remain at recent levels; 3) fuel prices will remain at or below current levels; and 4) our accident experience will remain at historical levels.

Sincerely,

s/ Mike Starnes

Mike Starnes

Description:  Bar Graph for Operating Ratio

Content:  1995 - 92.6

          1996 - 93.0

Description:  Bar Graph for Operating Ratio

Content:  1995 - 92.6

          1996 - 94.7

Description:  Bullet Chart for Influential Factors Affecting OR

Content:      Influential Factors Affecting OR:

              - Rate Per Mile
              - Fuel
              - Accidents
              - Driver Pay

Description:  Partial Pie Chart for 1995 vs. 1996 OR Erosion

Content:  Rate Per Mile 1.6

          Operating Points

Description:  Partial Pie Chart for 1995 vs. 1996 OR Erosion

Content:  Rate Per Mile 1.6
          Fuel 0.6

          Operating Points

Description:  Partial Pie Chart for 1995 vs. 1996 OR Erosion

Content:  Rate Per Mile 1.6
          Fuel 0.6
          Accident 0.8

          Operating Points

Description:  Partial Pie Chart for 1995 vs. 1996 OR Erosion

Content:  Rate Per Mile 1.6
          Fuel 0.6
          Accident 0.8
          Driver Pay 0.7

          Operating Points

Description:  Complete Pie Chart for 1995 vs. 1996 OR Erosion

Content:  Rate Per Mile 1.6
          Fuel 0.6
          Accident 0.8
          Driver Pay 0.7

          Operating Points

Description:  Bullet Chart for 1997 Plan of Action

Content:  1997 Plan of Action
          Driving Profitable Growth

          - Capacity
          - Revenue Growth
          - Operating and Overhead Cost

Description:  Bar Graph for Truck Capacity showing unchanging levels of company-owned trucks and increasing numbers of owner-operator trucks for 1995, 1996, and 1997

Contents:  Truck Capacity
           Driving Profitable Growth

           1995 - 2,310
           1995 - 2,465
           1996 - 2,800

Description:  Bar Graph for Revenue for years 1995, 1996, 1997 in millions of dollars

Content:      Revenue
              Driving Profitable Growth

              1995 - $333 million
              1996 - $340 million
              1997 - $400 million

Description:  Pie Chart for 1997 Anticipated Trucking Growth

Contents:   1997 Anticipated Trucking Growth
            Driving Profitable Growth

            80% - Existing Customers
            20% - New Customers

Description:  Bar Graph for M.S. Logistics Revenue for 1995, 1996 and
              1997 in millions of dollars

Content:    M.S. Logistics Revenue
            Driving Profitable Growth

            1995 - $18 million
            1996 - $23 million
            1997 - $46 million

Description:  Bullet Chart for 1997 Revenue Plan of Action

Content:  1997 Revenue Plan of Action
          Driving Profitable Growth

          -  Realistic - Not Pie in the Sky
          -  Basic Blocking and Tackling

               - Stable Utilization
               - Holding Revenue Per Mile

Description:  Pie Chart for 1995 vs. 1996 OR Erosion

Content:  1995 vs. 1996 OR Erosion
          What Does This Mean For 1997?

          Rate Per Mile 1.6
          Fuel 0.6
          Accident 0.8
          Driver Pay 0.7

          Operating Points

Description:  Bullet Chart for Driver Issues

Content:  Driver Issues
          Driving Profitable Growth

          - Wait and See on Pay Issue
          - Adding Owner Operators
          - M.S. Driving Academy
          - Full Capacity

Description:  1997 Century Trucks with Photograph of a M.S. Carriers, Inc.
              tractor and trailer

Content:  1997 Century Trucks
          Driving Profitable Growth

Description:  Combination Bar and Line Graph for Revenue/Non-Driver Trend
              for 1995, 1996, and 1997 showing number of employees (bar graph) compared to revenue in millions of dollars (line graph)

Content:  Revenue/Non-Driver Trend
          Driving Profitable Growth

          1995 - employees - 841
               - revenue - $333 million

          1996 - employees - 799
               - revenue - $340 million

          1997 - employees - 767
               - revenue - $400 million

Description:  Bar Graph for Capital Expenditures for 1995, 1996, and 1997
              in millions of dollars

Content:  Capital Expenditures
          Driving Profitable Growth

          1995 - $74 million
          1996 - $34 million
          1997 - $55 million

Description:  Photograph of a M.S. Carriers, Inc. tractor and trailer

                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       M.S. Carriers, Inc.
                                       (Registrant)

Date: February 13, 1997                s/ Daniel P. Goodspeed

                                       Daniel P. Goodspeed, Controller




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